UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2014

PRAXSYN CORPORATION

(Exact name of Registrant as specified in its charter)

Illinois	333-130446	20-3191557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18011 Sky Park Circle, Suite N, Irvine, CA 92614
(Address of principal executive offices, including zip code)

(949) 777-6112
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 1, 2014, the PAWS Pet Company, Inc., an Illinois corporation (the “Company”), filed a current report on Form 8-K, as amended, that the Company was amending its articles of incorporation, which included changing the name of the Company to Praxsyn Corporation.

In connection with the Financial Industry Regulatory Authority’s (“FINRA”) Rule 6490 and Rule 10b-17 of the Securities Exchange Act of 1934, as amended, the Company submitted to FINRA an issuer company-related action notification form to change the name and ticker symbol of the Company. On September 4, 2014, FINRA notified the Company that the name change and ticker symbol change were approved, and will be deemed effective September 5, 2014.

In connection with the Company changing its name to Praxsyn Corporation, the Company also requested and received from FINRA an updated stock trading ticker symbol, “PXYN”, which was assigned and will be deemed effective as of September 5, 2014. In addition, due to the name change of the Company, the Company requested and received from CUSIP Global Services a new CUSIP number “74006F 105”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Edward Kurtz
Edward Kurtz, Chief Executive Officer

Dated: September 5, 2014